T. Rowe Price Financials ETF

T. Rowe Price Natural Resources ETF

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2026

T. Rowe Price Global Equity ETF

Supplement to Prospectus and Summary Prospectus dated January 1, 2026

Effective August 31, 2026, in the Summary Prospectus and Section 1 of the Prospectus, the following language replaces the first paragraph of the current disclosure under “Purchase and Sale of Fund Shares”:

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

The date of this supplement is August 28, 2026.

G88-041 8/28/26